UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMN Healthcare Services, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AMN HEALTHCARE SERVICES, INC. 2022 Annual Meeting Vote by May 5, 2022 11:59 PM ET

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You invested in AMN HEALTHCARE SERVICES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 6, 2022 10:30 AM CDT
Virtually at: www.virtualshareholdermeeting.com/AMN2022

*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

AMN HEALTHCARE SERVICES, INC.
2022 Annual Meeting
Vote by May 5, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Jorge A. Caballero	For
1b.	Mark G. Foletta	For
1c.	Teri G. Fontenot	For
1d.	R. Jeffrey Harris	For
1e.	Daphne E. Jones	For
1f.	Martha H. Marsh	For
1g.	Susan R. Salka	For
1h.	Sylvia Trent-Adams	For
1i.	Douglas D. Wheat	For
2.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.	For
3.	To approve the AMN Healthcare Employee Stock Purchase Plan.	For
4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
5.	A shareholder proposal entitled: “Special Shareholder Meeting Improvement”.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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